UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ALZAMEND NEURO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Step 1:Go to www.envisionreports.com/ALZN.Step 2:Click on Cast Your Vote or Request Materials.Step 3:Follow the instructions on the screen to log in.www.envisionreports.com/ALZNOnlineGo to www.envisionreports.com/ALZN or scan the QR code ? login details are located in the shaded bar below.Shareholder Meeting Notice0492BBImportant Notice Regarding the Availability of Proxy Materials for the Alzamend Neuro, Inc. Stockholder Meeting to be Held on April 17, 2026Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Stockholder Letter, Proxy Statement, 2025 Stock Incentive Plan and 10-K for Year Ended April 30, 2025 are available at:Obtaining a Copy of the Proxy Materials ? If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 7, 2026 to facilitate timely delivery.2NOTEasy Online Access ? View your proxy materials and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Step 4:Make your selections as instructed on each screen for your delivery preferences.Step 5:Vote your shares.

Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.? Internet ? Go to www.envisionreports.com/ALZN. Click Cast Your Vote or Request Materials.?Phone ? Call us free of charge at 1-866-641-4276.? Email ? Send an email to investorvote@computershare.com with "Proxy Materials Alzamend Neuro, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 7, 2026.Alzamend Neuro, Inc.'s Annual Meeting of Stockholders will be held on April 17, 2026 at 12:00 p.m. ET, virtually via the Internet at meetnow.global/MYWHGGF. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-7:1.Election of Directors:01 - William B. Horne 02 - Milton C. Ault, III 03 - Stephan Jackman04 - Henry C.W. Nisser 05 - Mark Gustafson 06 - Lynne F. McGrath 07- Jeffrey Oram2. To ratify the selection of Haskell & White LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2026.3.To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.4. To approve the Company's 2025 Stock Incentive Plan.5. To approve, for purposes of complying with Listing Rule 5635(c) of The Nasdaq Stock Market, LLC, equity issuances to directors and executive officers of the Company.6.To approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock, par value $0.0001 per share by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 16, 2027, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion.7. To approve one or more adjournments of the Annual Meeting to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve one or more of the other proposals before the Annual Meeting.PLEASE NOTE ? YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.Stockholder Meeting Notice